EXECUTION

SUPPORT AGREEMENT

SUPPORT AGREEMENT, dated as of March 28, 2019 (this “Agreement”), among MSA SAFETY INCORPORATED, a Pennsylvania corporation (“Parent”) and the shareholders of SIERRA MONITOR CORPORATION, a California corporation (the “Company”) listed on Schedule A hereto (each, a “Shareholder” and, collectively, the “Shareholders”).

RECITALS

WHEREAS, concurrently herewith, Parent, Gateway Merger Sub, Inc., a California corporation and wholly owned subsidiary of Parent (“Merger Sub”) and the Company are entering into an Agreement and Plan of Merger (the “Merger Agreement”; capitalized terms used but not defined in this Agreement have the meanings ascribed to them in the Merger Agreement), pursuant to which (and subject to the terms and conditions set forth therein) Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation in the merger (the “Merger”);

WHEREAS, as of the date hereof, each Shareholder is the record and/or “beneficial owner” (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of shares of common stock, par value $$0.001 per share, of the Company (“Shares”) as set forth on Schedule A hereto (with respect to each Shareholder, the “Owned Shares”; the Owned Shares and any additional Shares or other voting securities of the Company of which such Shareholder acquires record and/or beneficial ownership after the date hereof, including, without limitation, by purchase, as a result of a stock dividend, stock split, recapitalization, combination, reclassification, exchange or change of such shares, or upon exercise or conversion of any securities, such Shareholder’s “Covered Shares”);

WHEREAS, concurrently herewith, and as a condition and material inducement to Parent’s and Merger Sub’s willingness to enter into the Merger Agreement, each Shareholder is executing and delivering to the Company, and the Company is delivering to Parent and Merger Sub a written consent (the “Shareholder Written Consent”) in favor of the adoption and approval of the Merger Agreement, the Merger and the other transactions contemplated thereby;

WHEREAS, as a condition and material inducement to Parent and Merger Sub’s willingness to enter into the Merger Agreement and to proceed with the transactions contemplated thereby, including the Merger, Parent and the Shareholders are entering into this Agreement; and

WHEREAS, the Shareholders acknowledge that Parent and Merger Sub are entering into the Merger Agreement in reliance on the representations, warranties, covenants and other agreements of the Shareholders set forth in this Agreement and would not enter into the Merger Agreement if any Shareholder did not enter into this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, Parent and the Shareholders hereby agree as follows:

1.       Agreement to Vote. Prior to the Termination Date (as defined herein), each Shareholder irrevocably and unconditionally agrees that it (a) will not revoke, attempt to revoke or otherwise take any action that could otherwise limit the effectiveness of or invalidate the Shareholder Consent, (b) will at any meeting of the shareholders of the Company (whether annual or special and whether or not an adjourned or postponed meeting), however called, or in connection with any written consent of Shareholders of the Company, in each case with respect to any Acquisition Proposal (i) when any such meeting is held, appear at such meeting or otherwise cause the Covered Shares to be counted as present thereat for the purpose of establishing a quorum, and respond to each request by the Company for written consent, if any and (ii) vote (or consent), or cause to be voted at such meeting (or validly execute and return and cause such consent to be granted with respect to), all Covered Shares against (A) any Acquisition Proposal and (B) any other action that could reasonably be expected to impede, interfere with, delay, postpone or adversely affect the Merger or any of the transactions contemplated by the Merger Agreement. Except as expressly set forth in this Section 1, each Shareholder shall not be restricted from voting in favor of, against or abstaining with respect to any other matter presented to the shareholders of the Company.

2.       No Inconsistent Agreements. Each Shareholder hereby represents, covenants and agrees that, except as contemplated by this Agreement, such Shareholder (a) has not entered into, and will not enter into at any time prior to the Termination Date, any voting agreement or voting trust with respect to any Covered Shares and (b) has not granted, and will not grant at any time prior to the Termination Date, a proxy or power of attorney with respect to any Covered Shares, in either case, which is inconsistent with such Shareholder’s obligations pursuant to this Agreement.

3.       Termination. This Agreement will terminate upon the earliest of (a) the Effective Time, (b) the termination of the Merger Agreement in accordance with its terms and (c) written notice of termination of this Agreement by Parent to the Shareholders (such earliest date being referred to herein as the “Termination Date”); provided, that the provisions set forth in Sections 7 and 11 to 25 will survive the termination of this Agreement; provided further, that any liability incurred by any party hereto solely as a result of a breach of Section 1(a) or a willful breach of Section 1(b) or Section 5(a) prior to such termination will survive the termination of this Agreement in the event that Parent does not receive the Termination Fee pursuant to the terms and conditions set forth in the Merger Agreement.

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4.       Representations and Warranties of Shareholders. Each Shareholder, as to itself (severally and not jointly), hereby represents and warrants to Parent as follows:

(a)       As of the date hereof, such Shareholder is the record and/or beneficial owner of, and has good and valid title to, the Covered Shares, free and clear of Liens other than as created by this Agreement. Such Shareholder has sole voting power, sole power of disposition, sole power to demand appraisal rights and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of such Covered Shares, with no limitations, qualifications or restrictions on such rights, subject to applicable federal securities laws and the terms of this Agreement. The Covered Shares are not subject to any voting trust agreement or other Contract to which such Shareholder is a party restricting or otherwise relating to the voting or Transfer (as defined below) of the Covered Shares. Such Shareholder has not appointed or granted any proxy or power of attorney that is still in effect with respect to any Covered Shares, except as contemplated by this Agreement.

(b)       Each such Shareholder that is a trust was duly created under the laws of the state in which it was created, is valid, has not terminated and has not been revoked, and is not supervised by any court. Each Shareholder that is a trust (through its trustee) has full power, authority and capacity to execute and deliver this Agreement and to perform its obligations hereunder. Each Shareholder who is a natural Person has full legal power and capacity to execute and deliver this Agreement and to perform such Shareholder’s obligations hereunder. The execution, delivery and performance of this Agreement by each Shareholder that is a trust, the performance by such Shareholder of its obligations hereunder and the consummation by such Shareholder of the transactions contemplated hereby have been duly and validly authorized by such Shareholder, and no other actions or proceedings on the part of such Shareholder or the trustee thereof are necessary to authorize the execution, delivery and performance of this Agreement by such Shareholder or the consummation by such Shareholder of the transactions contemplated hereby. The trustee of each Shareholder that is a trust is the only Person required by such Shareholder’s trust agreement to act on behalf of such Shareholder and is authorized to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement has been duly and validly executed and delivered by such Shareholder and, assuming due authorization, execution and delivery by Parent, constitutes a legal, valid and binding obligation of such Shareholder, enforceable against such Shareholder in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether considered in a proceeding in equity or at law). If such Shareholder is married, and any of the Covered Shares of such Shareholder constitute community property or otherwise need spousal or other approval for this Agreement to be legal, valid and binding, this Agreement has been duly and validly executed and delivered by such Shareholder’s spouse and, assuming due authorization, execution and delivery by Parent, constitutes a legal, valid and binding obligation of such Shareholder’s spouse, enforceable against such Shareholder’s spouse in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether considered in a proceeding in equity or at law).

(c)       Except for the applicable requirements of the Exchange Act, (i) no filing with, and no permit, authorization, consent or approval of, any Governmental Authority is necessary on the part of such Shareholder for the execution, delivery and performance of this Agreement by such Shareholder or the consummation by such Shareholder of the transactions contemplated hereby and (ii) neither the execution, delivery or performance of this Agreement by such Shareholder nor the consummation by such Shareholder of the transactions contemplated hereby nor compliance by such Shareholder with any of the provisions hereof will (A) conflict with or violate, any provision of the trust agreement of any Shareholder that is a trust or (B) violate any order, writ, injunction, decree, statute, rule or regulation applicable to such Shareholder or any of such Shareholder’s properties or assets.

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(d)       There is no action, suit, investigation, complaint or other proceeding pending against any such Shareholder or, to the knowledge of such Shareholder, any other Person or, to the knowledge of such Shareholder, threatened against any Shareholder or any other Person that restricts or prohibits (or, if successful, would restrict or prohibit) the exercise by Parent of its rights under this Agreement or the performance by any party of its obligations under this Agreement.

(e)       Except as provided in the Merger Agreement or the Disclosure Schedules, no broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by the Merger Agreement or this Agreement based upon arrangements made by or on behalf of the Shareholder.

(f)       Such Shareholder understands and acknowledges that Parent and Merger Sub are entering into the Merger Agreement in reliance upon such Shareholder’s execution and delivery of this Agreement and the representations and warranties of such Shareholder contained herein.

5.       Certain Covenants of Shareholder. Each Shareholder, for itself (severally and not jointly), hereby covenants and agrees as follows:

(a)       Prior to the Termination Date, and except as contemplated hereby or consented to in writing by Parent, such Shareholder will not (i) tender into any tender or exchange offer, (ii) sell (constructively or otherwise), transfer, pledge, hypothecate, grant, encumber, assign or otherwise dispose of (collectively “Transfer”), or enter into any contract, option, agreement or other arrangement or understanding with respect to the Transfer of any of the Covered Shares or beneficial ownership or voting power thereof or therein (including by operation of law) or (iii) grant any proxies or powers of attorney, deposit any Covered Shares into a voting trust or enter into a voting agreement with respect to any Covered Shares. Any Transfer in violation of this provision will be void. Notwithstanding anything to the contrary in this Agreement, this Section 5(a) shall not prohibit a Transfer of the Covered Shares by such Shareholder (i) to any Person who is a family member of such Shareholder (as the term “family member” is defined by Form S-8 promulgated under the Securities Act (or any successor or comparable form)), (ii) to any trust, the beneficiaries of which include only the Persons named in clause (i), (iii) upon the death of such Shareholder, (iv) to an Affiliate of such Shareholder, (v) solely with respect to Covered Shares that are not Owned Shares, that results from the withholding by the Company, or sale by such Shareholder, to the extent necessary to cover Taxes incurred upon the exercise and settlement of any Company Stock Option of such Shareholder, or (vi) to any Person if and to the extent required by any non-consensual legal order, by divorce decree or similar Law; provided, that a Transfer referred to in clauses (i), (ii), (iii) and (iv) of this sentence shall be permitted only if, as a precondition to such Transfer, the transferee agrees in writing to be bound by all of the terms of this Agreement.

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(b)       Prior to the Termination Date, in the event that a Shareholder acquires record or beneficial ownership of, or the power to vote or direct the voting of, any additional Shares or other voting interests with respect to the Company, such Shares or voting interests will, without further action of the parties, be deemed Covered Shares and subject to the provisions of this Agreement, and the number of Shares held by such Shareholder set forth on Schedule A hereto will be deemed amended accordingly and such Shares or voting interests will automatically become subject to the terms of this Agreement. Each Shareholder will promptly notify Parent and the Company of any such event.

6.       Shareholder Capacity. This Agreement is being entered into by each Shareholder solely in its capacity as a shareholder of the Company, and nothing in this Agreement will restrict or limit the ability of any Shareholder who is a director or officer of the Company to take any action in his or her capacity as a director or officer of the Company to the extent specifically permitted by the Merger Agreement.

7.       Waiver of Appraisal Rights. Each Shareholder hereby waives any rights of appraisal or rights to dissent from the Merger that such Shareholder may have under applicable Law.

8.       Disclosure. Each Shareholder hereby authorizes Parent and the Company to publish and disclose in any announcement or disclosure required by the SEC and in the Information Statement such Shareholder’s identity and ownership of the Covered Shares and the nature of such Shareholder’s obligations under this Agreement.

9.       Further Assurances. From time to time, at the request of Parent and without further consideration, each Shareholder will take such further action as may reasonably be deemed by Parent to be necessary or desirable to consummate and make effective the transactions contemplated by this Agreement.

10.     Non-Survival of Representations and Warranties. The representations and warranties of the Shareholders contained herein will not survive the closing of the transactions contemplated hereby and by the Merger Agreement.

11.     Amendment and Modification. Subject to Section 5(b), this Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing specifically designated as an amendment hereto, signed on behalf of each party.

12.     Waiver. No failure or delay of any party in exercising any right or remedy hereunder will operate as a waiver thereof, nor will any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereunder are cumulative and are not exclusive of any rights or remedies which they would otherwise have hereunder. Any agreement on the part of a party to any such waiver will be valid only if set forth in a written instrument executed and delivered by such party.

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13.       Notices. All notices and other communications hereunder will be in writing and will be deemed duly given (a) on the date of delivery if delivered personally, or if by facsimile or e-mail, upon written confirmation of receipt by facsimile, e-mail or otherwise, (b) on the first Business Day following the date of dispatch if delivered utilizing a next-day service by a recognized next-day courier or (c) on the earlier of confirmed receipt or the fifth Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder will be delivered to the addresses set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

(i) If to a Shareholder, to the address set forth opposite such Shareholder’s name on Schedule A hereto.

(ii)	If to Parent:

MSA Safety Incorporated
1000 Cranberry Woods Drive
Cranberry Township, PA 16066
Attention: Douglas K. McClaine, Senior Vice President, Secretary and Chief Legal Officer
Facsimile: (724) 741-1590
E-mail: Douglas.McClaine@msasafety.com

with a copy (which will not constitute notice) to:

K&L Gates LLP
210 Sixth Avenue
Pittsburgh, PA 15222-2613
Attention: Robert Zinn; David Edgar
Facsimile: (412) 355-6501
E-mail: Robert.Zinn@klgates.com; David.Edgar@klgates.com

14.       Entire Agreement. This Agreement, the Merger Agreement (including the Exhibits and Schedules thereto) and the Confidentiality Agreement constitute the entire agreement, and supersede all prior written agreements, arrangements, communications and understandings and all prior and contemporaneous oral agreements, arrangements, communications and understandings between the parties with respect to the subject matter hereof and thereof.

15.       No Third-Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to or will confer upon any Person other than the parties and their respective successors and permitted assigns any legal or equitable right, benefit or remedy of any nature under or by reason of this Agreement.

16.       Governing Law. This Agreement and all disputes or controversies arising out of or relating to this Agreement or the transactions contemplated hereby will be governed by, and construed in accordance with, the internal laws of the State of California, without regard to the laws of any other jurisdiction that might be applied because of the conflicts of laws principles of the State of California.

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17.       Submission to Jurisdiction. Each of the parties irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement brought by any other party or its successors or assigns will be brought and determined in any United States federal court or California state court located in Santa Clara County; provided, that if jurisdiction is not then available in any United States federal court or California state court located in Santa Clara County, then in any United States federal court located in the State of California or any other California state court. Each of the parties hereby irrevocably submits to the jurisdiction of the aforesaid courts for itself and with respect to its property, generally and unconditionally, with regard to any such action or proceeding arising out of or relating to this Agreement and the transactions contemplated hereby. Each of the parties agrees not to commence any action, suit or proceeding relating thereto except in the courts described above in California, other than actions in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court in California as described herein. Each of the parties further agrees that notice as provided herein shall constitute sufficient service of process and the parties further waive any argument that such service is insufficient. Each of the parties hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, (a) any claim that it is not personally subject to the jurisdiction of the courts in California as described herein for any reason, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

18.       Assignment; Successors. Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of law or otherwise, by either party without the prior written consent of the other party, and any such assignment without such prior written consent will be null and void; provided, however, that Parent may assign all or any of its rights and obligations hereunder to any direct or indirect Subsidiary of Parent; provided further, that no assignment will limit the assignor’s obligations hereunder. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

19.       Enforcement. The parties agree that irreparable damage would occur in the event that the parties hereto do not perform the provisions of this Agreement in accordance with its terms or otherwise breach such provisions. Accordingly, prior to the Termination Date, the parties acknowledge and agree that each party shall be entitled to an injunction, specific performance and other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any United States federal court or California state court located in Santa Clara County; provided, that if jurisdiction is not then available in any United States federal court or California state court located in Santa Clara County, then in any United States federal court located in the State of California or any other California state court, this being in addition to any other remedy to which such party is entitled at Law or in equity. Each of the parties hereby further waives (a) any defense in any action for specific performance that a remedy at Law would be adequate and (b) any requirement under any Law to post security as a prerequisite to obtaining equitable relief.

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20.       Severability. Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable Law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable Law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

21.       Waiver of Jury Trial. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

22.       Counterparts. This Agreement may be executed in two or more counterparts, all of which will be considered one and the same instrument and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other party; provided, however, that if any of the Shareholders fail for any reason to execute this Agreement, then this Agreement will become effective as to the other Shareholders who execute this Agreement.

23.       Facsimile or .pdf Signature. This Agreement may be executed by facsimile or .pdf signature and a facsimile or .pdf signature will constitute an original for all purposes.

24.       No Presumption Against Drafting Party. Each of the parties to this Agreement acknowledges that it has been represented by counsel in connection with this Agreement and the transactions contemplated by this Agreement. Accordingly, any rule of law or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the drafting party has no application and is expressly waived.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, Parent and the Shareholder have caused to be executed or executed this Agreement as of the date first written above.

MSA SAFETY INCORPORATED

/s/ Kenneth D. Krause
Name:	Kenneth D. Krause
Title:	Senior Vice President, CFO and Treasurer

Signature Page to Support Agreement

IN WITNESS WHEREOF, Parent and the Shareholder have caused to be executed or executed this Agreement as of the date first written above.

SHAREHOLDER:

JAY T. LAST

/s/ Jay T. Last

Signature Page to Support Agreement

IN WITNESS WHEREOF, Parent and the Shareholder have caused to be executed or executed this Agreement as of the date first written above.

SHAREHOLDER:

DEBORAH LAST

/s/ Deborah Last

Signature Page to Support Agreement

IN WITNESS WHEREOF, Parent and the Shareholder have caused to be executed or executed this Agreement as of the date first written above.

C. RICHARD KRAMLICH

/s/ C. Richard Kramlich

Signature Page to Support Agreement

IN WITNESS WHEREOF, Parent and the Shareholder have caused to be executed or executed this Agreement as of the date first written above.

SHAREHOLDER:

PAMELA P. KRAMLICH

/s/ Pamela P. Kramlich

Signature Page to Support Agreement

IN WITNESS WHEREOF, Parent and the Shareholder have caused to be executed or executed this Agreement as of the date first written above.

SHAREHOLDER:

GORDON R ARNOLD & ISABEL V ARNOLD TRUST

/s/ Gordon R Arnold
Name:	Gordon R Arnold
Title:	Trustee

Signature Page to Support Agreement

IN WITNESS WHEREOF, Parent and the Shareholder have caused to be executed or executed this Agreement as of the date first written above.

SHAREHOLDER:

ROBERT C. MARSHALL

/s/ Robert C. Marshall

Signature Page to Support Agreement

IN WITNESS WHEREOF, Parent and the Shareholder have caused to be executed or executed this Agreement as of the date first written above.

SHAREHOLDER:

MICHAEL C. FARR

/s/ Michael C. Farr

Signature Page to Support Agreement

IN WITNESS WHEREOF, Parent and the Shareholder have caused to be executed or executed this Agreement as of the date first written above.

SHAREHOLDER:

TAMARA S. ALLEN

/s/ Tamara S. Allen

Signature Page to Support Agreement

IN WITNESS WHEREOF, Parent and the Shareholder have caused to be executed or executed this Agreement as of the date first written above.

SHAREHOLDER:

JEFFREY S. BROWN

/s/ Jeffrey S. Brown

Signature Page to Support Agreement

IN WITNESS WHEREOF, Parent and the Shareholder have caused to be executed or executed this Agreement as of the date first written above.

SHAREHOLDER:

JAMES D. NORROD

/s/ James D. Norrod

Signature Page to Support Agreement

IN WITNESS WHEREOF, Parent and the Shareholder have caused to be executed or executed this Agreement as of the date first written above.

SHAREHOLDER:

ROSS DEMONT

/s/ Ross DeMont

Signature Page to Support Agreement

Schedule A

Shareholder	Address	Owned Shares	% of Outstanding
Jay T. Last	609 Mountain Drive, Beverly Hills, CA 90210	2,038,275	19.9003%
Deborah Last	609 Mountain Drive, Beverly Hills, CA 90210	14,200	0.1386%
C. Richard Kramlich	PO Box 29530, San Francisco, CA 94129	2,556,188	24.9569%
Pamela P. Kramlich	PO Box 29530, San Francisco, CA 94129	211,500	2.0649%
Gordon R Arnold & Isabel V Arnold Trust	8546 King River Court Corpus Christi, TX 78414	1,098,007	10.7202%
Robert C. Marshall	P O Box Q Menlo Park, CA 94026	368,587	3.5986%
Michael C. Farr	901 San Martin Place, Fremont, CA 94539	49,372	0.4820%
Tamara S. Allen	14634 Homerite Drive, San Jose, CA 95124	70,740	0.6907%
Jeffrey S. Brown	13038 Vista Del Valle Crt, Los Altos, CA 94022	28,533	0.2786%
James D. Norrod	16-402 Mountain Laurel Rd Nashua, NH 03062	10,000	0.0976%
Ross DeMont	51 Pickwick Road Newton, MA 02465	200,000	1.9527%
Total:		6,645,402	64.88%